Case 09-13654-JHW Doc 2373 Filed 12/05/11 Entered 12/05/11 10:17:27 Desc Main
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UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY
Caption in Compliance with D.N.J. LBR 9004-2(c)

McCARTER & ENGLISH, LLP
Charles A. Stanziale, Jr.
Michael A. Guariglia
Jeffrey T. Testa
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Telephone: (973) 622-4444
Facsimile: (973) 624-7070

Counsel for Reorganized Debtors

In re: TCI 2 Holdings, LLC, et al., Reorganized Debtors.	Chapter 11 Case No. 09-13654 (JHW) (Jointly Administered)

STIPULATION AND CONSENT ORDER RESOLVING REORGANIZED DEBTORS' FORTY-THIRD OMNIBUS MOTION TO DISALLOW AND EXPUNGE CLAIM NO. 1181 OF THE STATE OF NEW JERSEY, DEPARTMENT OF THE TREASURY, DIVISION OF TAXATION, AND EXPUNGING ANY AND ALL OTHER CLAIMS HELD BY THE STATE OF NEW JERSEY, DEPARTMENT OF THE TREASURY, DIVISION OF TAXATION

The relief set forth on the following pages, numbered two (2) through nine (9), is hereby ORDERED.

DATED: 12/5/2011

/s/ JUDITH H. WIZMUR
Judith H. Wizmur, Chief Judge
United States Bankruptcy Court

Case 09-13654-JHW Doc 2373 Filed 12/05/11 Entered 12/05/11 10:17:27 Desc Main
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Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    2

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

This Stipulation and Consent Order (the “Stipulation and Consent Order”) is made by and between the above-captioned debtor TCI 2 Holdings, LLC, its indirect and direct debtor affiliates and/or its reorganized entities (each a “Debtor” and collectively the “Debtors1”) in the above-captioned chapter 11 cases, by and through their counsel of record, and the State of New Jersey, Department of the Treasury, Division of Taxation, by and through their counsel (the “Claimant”, and together with the Debtors, the “Parties”).

WHEREAS, on February 17, 2009, the Debtors filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), commencing these bankruptcy proceedings (the “2009 Bankruptcy”);

WHEREAS, on February 23, 2009, the Court entered an amended order (the “Amended Bar Date Order”) (see Document No. 67) setting the general bar date for prepetition claims to be May 28, 2009, by 4:00 p.m. (prevailing Eastern Time) and the governmental bar date for prepetition claims to be September 4, 2009, by 4:00 p.m. (prevailing Eastern Time) (collectively, the “Bar Date”). As required by the Amended Bar Date Order, within ten business days of the filing of the Schedules and Statement of Financial Affairs, the Debtors' notice and claims agent, Garden City Group, served the Claimant with (i) the Court approved Notice of Bar Dates for Filing of Proofs of Claim (the “Bar Date Notice”), and (ii) the Court approved proof of claim form;

1 The jointly administered Debtors in the Ch. 11 bankruptcy proceedings, along with the last four digits of each Debtor’s federal tax identification number, included: TCI 2 Holdings, LLC (0526); Trump Entertainment Resorts, Inc. (8402); Trump Entertainment Resorts Holdings, L.P. (8407); Trump Entertainment Resorts Funding, Inc. (8405); Trump Entertainment Resorts Development Company, LLC (2230); Trump Taj Mahal Associates, LLC, d/b/a Trump Taj Mahal Casino Resort (6368); Trump Plaza Associates, LLC, d/b/a Trump Plaza Hotel and Casino (1643); Trump Marina Associates, LLC, d/b/a Trump Marina Hotel Casino (8426); TER Management Co., LLC (0648); and TER Development Co., LLC (0425). The debtors which were dismissed pursuant to the terms of the confirmed plan of reorganization are TCI 2 Holdings, LLC, TER Management Co., LLC and TER Development Co., LLC (the “Dismissed Debtors”).

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Document Page 3 of 9
Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    3

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

WHEREAS, by way of background with respect to the filing of the proofs of claim by Claimant in the 2009 Bankruptcy, the following occurred in the Debtors' prior bankruptcy proceeding bearing Case No. 04-46898 (the “2004 Bankruptcy”):
A.    In the 2004 Bankruptcy, on or about October 28, 2005, the Claimant filed a priority proof of claim against THCR/LP Corporation (“Claim No. 2280”) in the amount of $21,707,515.16, which amended claim no. 2271 (“Claim No. 2271”) in the amount of $21,707,515.16 filed on February 9, 2005;
B.    In the 2004 Bankruptcy, the 2004 debtors objected to and disputed Claim No. 2271 and Claim No. 2280;
C.    In the 2004 Bankruptcy, Claimant also filed claim no. 2295 (“Claim No. 2295”), claim no. 2325 (“Claim No. 2325) and claim no. 2332 (“Claim No. 2332);
D.    In the 2004 Bankruptcy, the 2004 debtors objected to and disputed Claim No. 2295, Claim No. 2325 and Claim No. 2332;
E.    In the 2004 Bankruptcy, the Debtors and the Claimant entered into a Consent Order Amending and Expunging the Claims of the State of New Jersey, Division of Taxation which was signed by the Court on January 25, 2007 (the “January 25, 2007 Consent Order”), wherein Claim No. 2295 was expunged, Claim No. 2271 was expunged, and Claim No. 2280 was amended to the amount of $11,636,136.00 (the “2007 Disputed Amount”). See Document No. 1960 in Case No. 04-46898. The 2007 Disputed Amount primarily related to the payment of the Alternative Minimum Assessment (“AMA”) under the Corporation Business Tax, N.J.S.A. 54:10A-1 et seq.;

Case 09-13654-JHW Doc 2373 Filed 12/05/11 Entered 12/05/11 10:17:27 Desc Main
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Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    4

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

F.    On March 11, 2009, following the commencement of the 2009 Bankruptcy, the Debtors and the Claimant entered into a Stipulation and Consent Order Resolving Proof of Claim Numbers 2280, 2325 and 2332 filed by the State of New Jersey (the “March 11, 2009 Stipulation”), wherein Claim Nos. 2325 and 2332 were deemed expunged and Claim No. 2280 was deemed expunged provided that all rights were reserved with respect to the 2007 Disputed Amount. See Document No. 2057 in Case No. 04-46898;
WHEREAS, thereafter, in the 2009 Bankruptcy, Claimant filed its Priority Proof of Claim against TCI 2 Holdings, LLC in the amount of $29,443,612.18 on or about June 1, 2009 (“Claim No. 1181”);

WHEREAS, on or about May 11, 2011, the Claimant filed claim no. 1251 (“Claim No. 1251”) as a first amended administrative claim in the amount of $0, which amended claim no. 1182;

WHEREAS, on March 9, 2010, the Debtors and the Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 caused to be filed the Supplemental Modified Sixth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed By The Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 And The Debtors (the “Plan”). See Document No. 1333;

WHEREAS, on May 7, 2010, the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) entered an Order Confirming the Supplemental Modified Sixth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

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Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    5

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

Proposed By The Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 And The Debtors (see Document No. 1500). The Effective Date of the Plan occurred on July 16, 2010. See Notice of Effective Date and Related Deadlines. See Document No. 1693;

WHEREAS, on June 28, 2011, in compliance with the provisions of Local Rule 3007-1 as extended by Section 7.2 of the Plan, the Reorganized Debtors filed their Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 Of The State Of New Jersey, Department Of The Treasury, Division Of Taxation (the “43rd Omnibus Motion”) (see Document No. 2140), which, among other things, disputed that $29,443,612.18 was owed to Claimant (the “2009 Disputed Amount”).

WHEREAS, a status conference was held by the Court on September 15, 2011, at which time the Parties indicated that they would pursue good faith settlement negotiations to try and resolve the 2009 Disputed Amount and any and all other claims pertaining to Claimant, whether scheduled or filed;

WHEREAS, the Claimant and the Debtors have reached an amicable resolution of Claim 1181 and of any and all other claims held by Claimant against the Debtors.

WHEREAS, the Claimant and the Debtors believe that entry into this Stipulation and Consent Order is in the best interests of all creditors.

WHEREAS, the Parties enter into this Stipulation and Consent Order voluntarily and have had the opportunity at their sole discretion to consult with counsel.

Case 09-13654-JHW Doc 2373 Filed 12/05/11 Entered 12/05/11 10:17:27 Desc Main
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Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    6

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

NOW, THEREFORE, in consideration of the foregoing facts, and upon other good and valuable consideration, the adequacy and receipt of which the Parties hereby acknowledge, and upon the terms and conditions contained in this Stipulation and Consent Order,

IT IS HEREBY ORDERED AS FOLLOWS:
1.The effective date of this Stipulation and Consent Order shall be the date upon which this Stipulation and Consent Order is approved by order of the Bankruptcy Court and such order becomes final and non-appealable (the “Effective Date”).

2.The Parties hereby agree and consent to the terms of this Stipulation and Consent Order.

3.On the Effective Date, Claim No. 1181 shall be and is hereby reduced to Five Million Dollars ($5,000,000.00) (the “Settlement Payment”) and shall be deemed to be an allowed priority tax claim, as defined in the Plan, in the amount of Five Million Dollars ($5,000,000.00) in the case of TCI 2 Holdings, LLC, Case No. 09-13654 (JHW) (the “Claimant's Allowed Claim”). The Claimant shall not be entitled to any additional interest with respect to Claim 1181 in excess of the amount of the Settlement Payment.

4.The Debtors shall pay the Settlement Payment to Claimant in two installments as follows: (i) The first payment of Three Million Five Hundred Thousand Dollars ($3,500,000.00) shall be made no later than December 1, 2011 (or on the Effective Date, if later); and (ii) the second payment of One Million Five Hundred Dollars ($1,500,000.00) shall be made no later than May 1, 2012. No interest shall be payable on either installment of the Settlement Payment.

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Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    7

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

5.The Claimant's Allowed Claim shall supersede any prior proof of claim filed by or on behalf of the Claimant and any scheduled claim filed by the Debtors. Upon the Effective Date, the contested matter related to Claim No. 1181 shall be deemed dismissed, any and all prior proofs of claim filed by or on behalf of the Claimant and any scheduled claim filed by the Debtors not already expunged relating to Claim No. 1181 shall automatically be deemed expunged, and Claimant shall forever be barred from filing or otherwise asserting any claim against the Debtors, the Dismissed Debtors or in any new bankruptcy case related to Claim No. 1181 (other than for breach of this Stipulation and Consent Order).

6.On the Effective Date, Claim No. 1251 shall automatically be deemed expunged. Any and all prior proofs of claim filed by or on behalf of the Claimant and any scheduled claim filed by the Debtors not already expunged relating to Claim No. 1251 shall be deemed expunged, and Claimant shall forever be barred from filing or otherwise asserting any claim against any of the Debtors, the Dismissed Debtors or any new bankruptcy case related to Claim No. 1251 (other than for breach of this Stipulation and Consent Order).

7.It is expressly agreed and consented to by Claimant that notwithstanding the specific reference to the resolution of Claim No. 1181 and Claim No. 1251, Claimant acknowledges that (a) other than the Allowed Claim, Claimant has no other claims of any nature, including but not limited to administrative, priority, or unsecured claims against the Debtors, and upon the Effective Date any and all such claims are hereby released, extinguished and cancelled, (b) except for the Settlement Payment there are no other amounts owed to the Claimant by the Debtors or the Dismissed Debtors with regard to the 2004 Bankruptcy or the 2009 Bankruptcy,

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Document Page 8 of 9
Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    8

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

and (c) the Claimant is forever barred from filing or otherwise asserting any claim against the Debtors, the Dismissed Debtors or any new bankruptcy case relating to any claims which may have been asserted or could have been asserted in the 2004 Bankruptcy or the 2009 Bankruptcy (other than for breach of this Stipulation and Consent Order).

8.The entry of this Stipulation and Consent Order shall in no way serve as a waiver of the Debtors' right to seek deductions for any available net operating loss (“NOL”) carryforwards or a credit for any AMA carryforwards, nor serve as a waiver of the Claimant's right to object to the utilization of any NOL caryforward deductions or AMA credits.
9.Other than as referenced herein, the relief under this Stipulation and Consent Order shall supersede any relief previously ordered by this Court with express respect to Claimant in the event the previously-ordered relief is in conflict with the terms herein.
10.Ordered that the Bankruptcy Court shall retain jurisdiction to determine any disputes that may arise between the Parties with respect to this Stipulation.
11.Ordered that each of the undersigned has the authority to execute this Stipulation on behalf of the Parties set forth below his signature.

[signatures on following page]

Case 09-13654-JHW Doc 2373 Filed 12/05/11 Entered 12/05/11 10:17:27 Desc Main
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Debtors:    TCI 2 Holdings, LLC, et al.
Case No.:    09-13654 (JHW)
Page:    9

Caption:
Stipulation and Consent Order Resolving Reorganized Debtors’ Forty-Third Omnibus Motion to Disallow and Expunge Claim No. 1181 of the State of New Jersey, Department of the Treasury, Division of Taxation, and Expunging Any and All Other Claims Held by the State of New Jersey, Department of the Treasury, Division of Taxation

AGREED AND CONSENTED TO BY:

PAULA T. DOW
ATTORNEY GENERAL OF NEW JERSEY
P.O. Box 080
Trenton, NJ 08625-0080

By:  /s/ HEATHER L. ANDERSON
        Heather L. Anderson, Esq.
        Deputy Attorney General
       Counsel to Claimant, State of New Jersey,
       Department of the Treasury, Division of
       Taxation

Dated: November 28, 2011

McCARTER & ENGLISH, LLP
Four Gateway Center
100 Mulberry Street
Newark, NJ 07102

By:   /s/ CHARLES A. STANZIALE
        Charles A. Stanziale, Jr., Esq.
          Michael A. Guariglia, Esq.
         Jeffrey T. Testa, Esq.
         Counsel for Reorganized Debtors

Dated: November 30, 2011